UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 30, 2008

FTD GROUP, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32425	87-0719190
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

3113 Woodcreek Drive

Downers Grove, Illinois 60515-5420

(Address and zip code of principal executive offices)

(630) 719-7800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

                On April 30, 2008, FTD Group, Inc. (the “Company”) issued a press release announcing its preliminary financial results for the three-month period ended March 31, 2008.  A copy of the press release is furnished as a part of this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01.  Other Events.

                On April 30, 2008, the Company and United Online, Inc. (“United”) issued a joint press release announcing the execution of a definitive merger agreement pursuant to which United will acquire the Company.

                The information required by Item 1.01 will be filed in a separate Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Additional Information and Where You Can Find It

United intends to file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4, which will include a proxy statement/prospectus of United and the Company and other relevant materials in connection with the proposed transaction.  The proxy statement/prospectus will be mailed to the stockholders of the Company.  Investors and stockholders are urged to read the proxy statement/prospectus and Registration Statement, and any and all amendments or supplements thereto, when they become available because they will contain important information about the proposed transaction.  Investors and stockholders may obtain a free copy of the proxy statement/prospectus and Registration Statement (when available), as well as other documents filed by United and the Company with the SEC, at the SEC’s website at www.sec.gov.  Investors and stockholders may also obtain a free copy of the proxy statement/prospectus and Registration Statement and the respective filings with the SEC directly from United by directing a request to Erik Randerson at (818) 287-3350 and directly from the Company by directing a request to Jandy Tomy at (630) 724-6984.  Investors and stockholders are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction.

Each of the company’s directors and executive officers and other persons may be deemed, under SEC rules, to be participating in the solicitation of proxies in connection with the proposed transaction.  Information regarding United’s directors and officers can be found in its proxy statement filed with the SEC on April 29, 2008, and information regarding the Company’s directors and officers can be found in its proxy statement filed with the SEC on October 11, 2007. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interest in the transaction, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

99.1 FTD Group, Inc. press release, dated April 30, 2008.

99.2 Joint press release, dated April 30, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTD GROUP, Inc.

Dated: April 30, 2008	By:	/S/ BECKY A. SHEEHAN
	Name:	Becky A. Sheehan
	Title:	Chief Financial Officer

EXHIBIT INDEX

(d)	Exhibits

99.1 FTD Group, Inc. press release, dated April 30, 2008.

99.2 Joint press release, dated April 30, 2008.